UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported)   October 13, 2008
                                                      --------------------

                         CYCLE COUNTRY ACCESSORIES CORP.
                        ---------------------------------

             (Exact name of registrant as specified in its charter)

           NEVADA                   333-68570             42-1523809
     -----------------           ----------------   --------------------
(State or other jurisdiction      (Commission File      (IRS Employer
  of incorporation)                   Number)        Identification Number)


                    1701 38th Ave. West, Spencer, Iowa 51301
       ---------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code    (712) 262-4191

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMOPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On September 23, 2008 the registrant's Chief Financial Officer resigned.




ITEM 8.01    OTHER EVENTS

On October 13, 2008, Cycle Country Accessories Corp. issued a press release titled: "Cycle Country Anncounces the Resignation CFO ".

The text of this press release can be reviewed in its entirety under the attached Exhibit 99.37.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

99.37  Press release dated October 13, 2008.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CYCLE COUNTRY ACCESSORIES CORP.

Date   October 14, 2008
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                                    By: /s/  Jeffrey M. Tetzlaff
                                        --------------------------
                                            Jeffrey M. Tetzlaff
                                            Principal Executive Officer,
                                            President and Director